Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of PPG Industries, Inc. for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William H. Hernandez, Chief Financial Officer of PPG Industries, Inc., certify to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PPG Industries, Inc.

/s/ William H. Hernandez

William H. Hernandez

Senior Vice President, Finance and Chief Financial Officer

(Principal Financial and Accounting Officer)

February 21, 2008

A signed original of this written statement required by Section 906 has been provided to PPG Industries, Inc. and will be retained by PPG Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.